Exhibit 99.8
FORM OF VOTING AGREEMENT
[for Executive Officers of Columbia Equity Trust, Inc.]
     VOTING AGREEMENT, dated as of          , 2006 (this “Agreement”), among SSPF/CET Operating Company LLC, a Delaware limited liability company (“Acquiror”), SSPF/CET OP Holding Company LLC, a Delaware limited liability company (“Merger Subsidiary”), SSPF/CET OP Holding Company Subsidiary L.P., a Virginia limited partnership (“Partnership Merger Subsidiary”), and the undersigned holder (“Holder”) of Partnership LP Units and/or LTIP Units of Columbia Equity, L.P., a Virginia limited partnership (“Partnership”).
     WHEREAS, as of the date hereof, Holder beneficially owns the number of Partnership LP Units and/or LTIP Units of the Partnership set forth on Holder signature page hereto (all Units so owned and all other Units that may hereafter be acquired by Holder prior to the Expiration Date, whether upon exercise of options, purchase, conversion of LTIP Units, dividend, distribution or otherwise, being referred to herein as such Holder’s “Partnership Units”);
     WHEREAS, Acquiror, Merger Subsidiary, Partnership Merger Subsidiary, the Partnership and Columbia Equity Trust, Inc., a Maryland corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, upon the terms and subject to the conditions set forth therein, for the merger of the Company with and into the Merger Subsidiary (the “Company Merger”) and the merger of Partnership Merger Subsidiary with and into the Partnership (the “Partnership Merger”); and
     WHEREAS, as a condition to the willingness of Acquiror, Merger Subsidiary and Partnership Merger Subsidiary to enter into the Merger Agreement, each of them has required that Holder agree, and in order to induce the them to enter into the Merger Agreement, Holder has agreed, to enter into this Agreement.
     Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.
     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
Article I.
VOTING OF PARTNERSHIP UNITS
     Section 1.1 Voting Agreements. Until the Expiration Date (as hereinafter defined), at every meeting of the holders of Partnership Units called, and at every adjournment thereof, and on every action or approval by written consent of the holders of Partnership Units, Holder (in its capacity as such) shall vote or cause its Partnership Units to be voted in favor of approval of the Merger Agreement and the Partnership Merger; provided, however, notwithstanding any other provision contained herein, any vote by Holder in accordance with this sentence shall not be effective unless and until the Company shall have obtained the necessary Stockholder Approval in connection with the approval and adoption of the Merger Agreement and the Company Merger by the stockholders of the Company. At any meeting of the holders of Partnership Units, or at any adjournment thereof, or in any other circumstances upon which their vote, consent or other approval is sought, the Holder shall vote (or cause to be voted) the Partnership Units against (i) any Acquisition Proposal or any action which is a component of any Acquisition Proposal, (ii) any merger agreement or merger (other than the Merger Agreement and the Partnership Merger), reorganization, recapitalization, dissolution, liquidation or winding up of or by the Partnership, and (iii) any amendment of the Partnership Agreement, which amendment would result in a breach of a representation, warranty or covenant of the Company or the Partnership under the Merger Agreement or would in any manner prevent or materially impede, interfere with or delay the Partnership Merger, the Company Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement (each of clauses (i), (ii) and (iii), a “Competing Partnership Transaction”).
     Section 1.2 Grant of Irrevocable Proxy with Respect to Partnership Units. (a) Holder hereby irrevocably (to the fullest extent permitted by law) appoints Kevin Faxon, Nathaniel R. Daly and Martin H. Neidell, and each of them, as Holder’s sole and exclusive attorneys-in-fact and proxies, with full power of substitution and re-substitution, to vote the Partnership Units and to exercise all voting, consent and similar rights of Holder with respect to the Partnership Units (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of the holders of Partnership Units and in every written consent in lieu of such meeting (i) in favor of approval of the Merger Agreement and the Partnership Merger and (ii) against any Competing Partnership Transaction. It is understood and agreed that the attorneys-in-fact and proxies named above may not exercise these voting rights on any other matter except as provided above. Except as set forth in this Agreement, Holder may vote the Partnership Units on all other matters.
     (b) Upon Holder’s execution of this Agreement, any and all prior proxies given by Holder with respect to any Partnership Units are hereby revoked.
     (c) Holder hereby affirms that the proxy set forth in this Section 1.2 is irrevocable (to the fullest extent permitted by law) except pursuant to the termination of this Agreement in accordance with its terms (in which event the proxy set forth herein shall automatically terminate and be of no further force or effect without any further action of Holder required), is coupled with an interest and is granted in consideration of the Acquiror entering into the Merger Agreement. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the VRULPA.
     Section 1.3 Transfer of Partnership Units.
     (a) Transferee of Partnership Units to be Bound by this Agreement. Holder agrees that, during the period from the date of this Agreement through the Expiration Date, other than by operation of Law as part of the Company Merger or the Partnership Merger or in any offer to exchange Partnership Units for the Partnership Merger Consideration, Holder shall not cause or permit any Transfer (as defined below) of any of the Partnership Units to be effected without Acquiror’s prior written consent to such Transfer, which consent shall not be unreasonably withheld, and unless each Person to which any of such Partnership Units, or any interest in any of such Partnership Units, is or may be Transferred shall have: (a) executed a counterpart of this Agreement and (b) agreed in writing to hold such Partnership Units (or interest in such Partnership Units) subject to all of the terms and provisions of this Agreement; provided, however, that Holder shall be entitled to Transfer Partnership Units (or any interest in such Partnership Units) to an immediate family member (or trust for the benefit of an immediate family member) or an Affiliate of such Holder if such family member, trust or Affiliate shall have (1) executed a counterpart of this Agreement and (2) agreed in writing to hold such Partnership Units (or interest in such Partnership Units) subject to all of the terms and provisions of this Agreement. Holder shall be deemed to have effected a “Transfer” of a Partnership Unit if the Holder directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such Partnership Units or any interest in such Partnership Units; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or other disposition of such Partnership Unit or any interest therein.
     (b) Transfer of Voting Rights. Holder agrees that, during the period from the date of this Agreement through the Expiration Date, Holder shall not deposit (or permit the deposit of) any Partnership Units in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Holder under this Agreement with respect to any of the Partnership Units.
     (c) Conversion of Partnership Units. At any time prior to the Partnership obtaining the approval of the Partnership Merger, Holder shall not be entitled to tender its Partnership Units for redemption in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”). Notwithstanding the foregoing, so long as voting agreements in substantially the form of this Agreement are in effect with respect to Partnership Units representing a majority of the Partnership Units of the Partnership, other than those held by the Company, both before and after any redemption, Holder may tender Partnership Units for redemption in accordance with the Partnership Agreement; provided, however, such Holder maintains a sufficient number of Partnership Units to satisfy such Holder’s obligation under Section 1.6 of this Agreement.
     Section 1.4 Consent and Waiver. Holder (in its capacity as such) hereby gives any consents or waivers that are reasonably required for the consummation of the Partnership Merger under the terms of any agreements to which Holder is a party or pursuant to any rights Holder may have.
     Section 1.5 Solicitation. Holder hereby acknowledges that he has reviewed and is familiar with the provisions contained in Section 6.04 of the Merger Agreement as they relate to officers, directors and other Representatives of the Company.
     Section 1.6 Election. The Holder hereby (a) unconditionally and irrevocably agrees to exchange the number of its Partnership Units, if any, as specified for such exchange in the final line set forth beneath the Holder’s signature for the Partnership Unit Common Merger Consideration, (b) agrees to surrender such Partnership Units for the Partnership Unit Common Merger Consideration immediately prior to the Company Merger Effective Date and (c) directs that the Partnership Unit Common Merger Consideration be issued in the name of the Holder and at the address set forth beneath the Holder’s signature in accordance with the terms of the Merger Agreement.
Article II.
REPRESENTATIONS AND WARRANTIES
     Section 2.1 Representations And Warranties Of Holder. Holder hereby represents and warrants to the Acquiror, Merger Subsidiary and Partnership Merger Subsidiary as follows:
     (a) Due Organization, Authorization, etc. Holder has all requisite legal capacity, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Holder. This Agreement has been duly executed and delivered by or on behalf of Holder and constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.
     (b) No Conflicts, Required Filings and Consents.
     (i) The execution and delivery of this Agreement by Holder does not, and the performance of this Agreement by Holder will not, (i) conflict with or violate any judgment, order, decree, statute or Law applicable to Holder or by which Holder or any of Holder’s assets or properties is bound or affected or (ii) violate or conflict with any agreement or other instrument to which Holder is a party or by which any of its assets or properties is bound.
     (ii) The execution and delivery of this Agreement by Holder does not, and the performance of this Agreement by Holder will not, require any consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Authority.
     (iii) Except for this Agreement, there are no voting trusts or other agreements or understandings, including, without limitation, any proxies, in effect governing the voting of the Partnership Units.
     (c) Title to Partnership Units. Holder is the beneficial owner of the Partnership Units set forth on the Holder’s signature page hereto and holds sole and full voting rights with respect thereto other than as set forth in Sections 1.1 and 1.2 hereof and in the Partnership Agreement. Holder does not beneficially own any other Partnership Units (or any other securities or interests in the Partnership). No other Person has any voting rights with respect to the Partnership Units. In addition, the Partnership Units held by Holder are free and clear of any Liens.

     (d) Accredited Investor. Holder represents and warrants to the Acquiror that (a) it is an Accredited Investor (as such term is defined under Rule 501 promulgated under the Securities Act), (b) it will execute the limited liability company operating agreement of Acquiror in the form attached as an exhibit to the Merger Agreement and (c) the Acquiror will acquire good and unencumbered title to the Partnership Units, free and clear of all Liens.
     (e) Reliance on Information. Holder understands and acknowledges that the Acquiror, Merger Subsidiary and Partnership Merger Subsidiary are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.
     Section 2.2 Representations And Warranties of Acquiror, Merger Subsidiary and Partnership Merger Subsidiary. Acquiror, Merger Subsidiary and Partnership Merger Subsidiary hereby jointly and severally represent and warrant to Holder that: (i) each has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of them; and (iii) this Agreement has been duly executed and delivered by or on behalf of each of them and constitutes a legal, valid and binding obligation of each of each of them, enforceable against each of them in accordance with its terms.
Article III.
MISCELLANEOUS
     Section 3.1 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
     Section 3.2 Notices. Any notice or other communication required or permitted hereunder shall be in writing (including facsimile transmission) and shall be given,
(i)	if to the Acquiror to:
J. P. Morgan Investment Management Inc.
245 Park Avenue
New York, NY 10167
Attention: Nathaniel R. Daly
Fax: (212) 648-2104
with a copy to:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Martin H. Neidell
Fax: (212) 806-7836

(ii)	if to Holder to:
The address and fax number set forth on the Holder’s signature page hereto with a copy to:
Hunton & Williams LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, VA 23219
Attention: David C. Wright
Fax: (804) 788-8218
or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon due receipt if delivered personally, by facsimile, by a recognized next-day courier service or by registered or certified mail, return receipt requested, postage prepaid.
     Section 3.3 Termination. Notwithstanding any other term or condition hereof to the contrary, unless terminated earlier upon the written agreement of each of the parties hereto, this Agreement and the powers of attorney and proxies provided herein shall terminate (the “Expiration Date”) and be of no further force and effect, automatically and without any required action of the parties hereto, upon the earlier to occur of (i) the Partnership Merger Effective Time or (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms thereof; provided that no such termination shall relieve any party of liability for a breach hereof prior to termination. Notwithstanding the foregoing, Article II and Section 3.1 hereof shall survive the Expiration Date in accordance with its terms.
     Section 3.4 No Inconsistent Actions by Holder. Prior to the Expiration Date, Holder shall not revoke or rescind, or purport to revoke or rescind, the proxies granted hereby.
     Section 3.5 Amendment. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.
     Section 3.6 Governing Law. Except to the extent that Virginia law is mandatorily applicable to the Partnership Merger, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
     Section 3.7 No Limitation on Actions of Holder as Director or Officer. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require Holder to take or in any way limit any action that Holder may take to discharge Holder’s fiduciary duties as a director or officer of the Company, if applicable, including but not limited to the right to vote for or support a Superior Proposal (as defined in the Merger Agreement), the termination of the Merger Agreement or any other action, in each case in accordance with the terms of the Merger Agreement.

     Section 3.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
     Section 3.9 Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise.
     Section 3.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     Section 3.11 Specific Performance. Without limiting or waiving any rights or remedies of any of the parties hereto, the parties hereto agree that irreparable damage would occur in the event any provisions of this Agreement were not performed by the parties in accordance with the terms hereof and that, prior to the termination of the Merger Agreement pursuant to Section 9.01 thereof, each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any party and to seek specific performance of the obligations of the parties under this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
     Section 3.12 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 3.12.
     Section 3.13 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 3.14 Mutual Drafting. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of negotiations among the parties.
     Section 3.15 Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signatures contained on following pages]

     IN WITNESS WHEREOF, Acquiror, Merger Subsidiary and Partnership Merger Subsidiary have caused this Agreement to be executed by their respective officers thereunto duly authorized and Holder has caused this Agreement to be duly executed by an authorized signatory, all as of the date first written above.

SSPF/CET OPERATING COMPANY LLC
By:
Name:
Title:

SSPF/CET OP HOLDING COMPANY LLC
By:
Name:
Title:

SSPF/CET OP HOLDING COMPANY SUBSIDIARY L.P.
By:	SSPF/CET OP Holding Company LLC, its general partner

By:
Name:
Title:

HOLDER

By:
Name:

Date: , 2006

Print Name of Holder:

Address of Holder:

fax:

Partnership Units beneficially owned:

Partnership LP Units (excluding LTIP Units):

LTIP Units

Number of Partnership Units (including LTIP Units) to be exchanged for Partnership Unit Common Merger Consideration:
[Holder Signature Page]